NUMBER               INDEPENDENCE BREWING COMPANY                        SHARES
IBC
         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

COMMON STOCK                              SEE REVERSE FOR CERTAIN DEFINITIONS
                                                   CUSIP 453407 10 8

THIS
CERTIFIES
that

is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF
                          INDEPENDENCE BREWING COMPANY

transferable only on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.

Dated:


/s/ William Moore                              /s/ Robert W. Connor, Jr.
--------------------------------              ----------------------------------
    SECRETARY                                      PRESIDENT


                                     [SEAL]


[On the lower right corner of the face of this certificate the following language appears]

Countersigned and Registered:
         CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                  (JERSEY CITY, NJ)                     TRANSFER AGENT
                                                        AND REGISTRAR
By:
                               AUTHORIZED OFFICER

         The Corporation will furnish without charge to each shareholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common         UNIF GIFT MIN ACT - ____ Custodian ____
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right of                under Uniform Gifts to
          survivorship and not as tenants               Minors Act____________
          in common                                                  (State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[box]

_______________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________  shares of the capital stock represented by the written Certificate, and do hereby irrevocable constitute and appoint

____________________________________________________________________   Attorney

to transfer the said stock on the books of the within named Corporation with full force of substitution in the premises.

Dated  ____________

       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
               NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

____________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.